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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 20, 2005


                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-12202                93-1120873
(State or other jurisdiction of         (Commission             (IRS Employer
         incorporation)                 File Number)         Identification No.)


           13710 FNB PARKWAY
            OMAHA, NEBRASKA                                       68154-5200
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (402) 492-7300



                   ------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Effective January 20, 2005, ONEOK, Inc. awarded to our Chief Executive Officer, William R. Cordes and our Chief Financial and Accounting Officer, Jerry
L. Peters, as well as the following persons that have been designated as officers for purposes of Section 16 of the Securities Exchange Act of 1934: Paul
F. Miller, Michel E. Nelson, Raymond D. Neppl, Pierce H. Norton, Janet K. Place, Fred Rimington, Gaye Lynn Schaffart, and Christopher Skoog performance share units and restricted stock incentive units under ONEOK's Long-Term Incentive Plan. Additionally, these individuals participate in other ONEOK compensation plans.

      ONEOK Long-Term Incentive Plan

      The restricted stock incentive units granted on January 20, 2005, vest three years from the date of grant at which time the grantee is entitled to receive two-thirds of the grant in shares of ONEOK common stock and one-third of the grant in cash.

      The performance share units granted on January 20, 2005 vest three years from the date of grant at which time the holder is entitled to receive a percentage (0% to 200%) of the performance shares granted based on ONEOK's total shareholder return over the period January 20, 2005, to January 20, 2008, compared to the total shareholder return of a peer group of 20 other companies, payable two-thirds of the grant in shares of ONEOK common stock and one-third of the grant in cash.

      ONEOK's Employee Non-Qualified Deferred Compensation Plan

      Also, our officers as well as those deemed to be officers for purposes of
Section 16 of the Securities Exchange Act of 1934 became eligible to participate in ONEOK'S Employee Non-Qualified Deferred Compensation Plan. ONEOK's Employee Non-Qualified Deferred Compensation Plan provides select employees, as approved by the Board of Directors, with the option to defer portions of their compensation and provides non-qualified deferred compensation benefits which are not otherwise available due to limitations on employer and employee contributions to qualified defined contribution plans under the federal tax laws. Under the plan, participants have the option to defer their salary and/or bonus compensation to a short-term deferral account, which pays out a minimum of five years from commencement, or to a long-term deferral account, which pays out at retirement or termination of the employment of the participant. Participants are immediately 100 percent vested. Short-term deferral accounts are allocated to the five year treasury bond fund. Long-term deferral accounts are allocated among various investment options, which, beginning in May 2004, do not include ONEOK common stock. At the distribution date, cash is distributed to participants based on the fair market value of the investment at that date.

      At the end of December 2004, some of these officers elected to defer a porting of their salary for 2005.

      ONEOK's Annual Officer Incentive Plan

      ONEOK adopted their Annual Officer Incentive Plan (the AOIP) in January 2000 and previously filed a copy of it with the SEC. The AOIP provides that certain of our officers and deemed officers may receive cash incentive awards based on their individual performance and the performance and profitability of ONEOK and the performance of particular business units of ONEOK. The corporate and business unit criteria and individual performance criteria are established annually by the Executive Compensation Committee of ONEOK's Board of Directors (the Committee). The Committee also establishes annual target awards for each officer.

      The corporate performance criteria approved January 20, 2005 for the 2005 year provides that 50 percent of the performance measure under the AOIP is based on ONEOK's return on invested capital (ROIC). ONEOK's actual ROIC for 2005 will be compared to the threshold, target and maximum levels set by the Committee. No incentive amount will be paid based on this performance measure if ONEOK's actual ROIC for 2005 is below the threshold level set by the Committee. Also, the incentive payment based


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on ONEOK's ROIC cannot exceed 300 percent of the target level set by the
Committee, weighted at 50 percent.

      The remaining 50 percent of the 2005 corporate performance measure is based on ONEOK's earnings per share (EPS), exclusive of the cumulative effect of accounting changes. ONEOK's actual EPS for 2005 will be compared to the threshold and target levels set by the Committee. No incentive amount will be paid based on this performance measure if the actual EPS for 2005 is below the threshold level set by the Committee. Also, the incentive payment based on EPS cannot exceed 100 percent of the targeted payment, weighted at 50 percent.

      If both the maximum ROIC and the target EPS are achieved or exceeded, then the portion of a participant's total incentive award, based on the above-described corporate performance criteria, will be 200 percent of the officer's target award. After taking into account the achievement based on these corporate performance criteria, the Committee has the authority to adjust the amount of the award, based on business unit criteria and individual performance criteria.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1 ONEOK, Inc. Long-Term Incentive Plan (incorporated by reference from Exhibit 10(a) to ONEOK's Form 10-K for the year ended December 31, 2001).

Exhibit 10.2 ONEOK, Inc. Form of Restricted Stock Incentive Award (incorporated by reference from Exhibit 10.4 to ONEOK's Form 10-Q for the quarterly period ended September 30, 2004).

Exhibit 10.3 ONEOK, Inc. Form of Performance Shares Award (incorporated by reference from Exhibit 10.5 to ONEOK's Form 10-Q for the quarterly period ended September 30, 2004).

Exhibit 10.4 ONEOK, Inc. Employee Non-Qualified Deferred Compensation Plan, as amended, dated February 2001 (incorporated by reference from Exhibit 10(g) to ONEOK's Form 10-K for the year ended December 31, 2001).

Exhibit 10.5 ONEOK, Inc. Annual Officer Incentive Plan (incorporated by reference from Exhibit 10(f) to Form 10-K dated December 31,
                  2001).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NORTHERN BORDER PARTNERS, L.P.


Date: February 4, 2005                   By:   /s/ Jerry L. Peters
                                            ------------------------------------
                                            Name:  Jerry L. Peters
                                            Title: Chief Financial and
                                                   Accounting Officer


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